SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 North Audly Street
London W1K 6LX
United Kingdom	W1K 6LX
(Address of principal executive offices)	(Zip Code)

+44 (0)20 3931 9785

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-qurter of one redeemable warrant	AURC	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	AURCS	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AURCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

March 8, 2021, Aurora Acquisition Corp., a Cayman Islands exempted company (the "Company"), consummated its initial public offering (the "IPO") of 22,000,000 units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated March 3, 2021, among the Company and Barclays Capital Inc., which contains customary representations and warranties and indemnification of the underwriter by the Company;

●	a Warrant Agreement, dated March 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Letter Agreement, dated March 3, 2021, among the Company, Novator Capital Sponsor Ltd. (the "Sponsor") and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Investment Management Trust Agreement, dated March 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated March 3, 2021, among the Company, the Sponsor and certain shareholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Private Placement Warrants Purchase Agreement, dated March 3, 2021, between the Company, the Sponsor and certain executive officers and directors of the Company, pursuant to which the Sponsor and certain executive officers and directors of the Company purchased 4,266,667 warrants to purchase Class A ordinary shares for $1.50 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”); and

●	an Administrative Services Agreement, dated March 3, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation; and

●	Private Placement Units Purchase Agreement, dated March 3, 2021, between the Company, Sponsor, and certain executive officers and directors of the Company, pursuant to which the Sponsor and certain executive officers and directors purchased 3,500,000 units, at a price of $10.00 per unit for an aggregate purchase price of $35,000.000. The Novator private placement units are identical to the units solid in the IPO, subject to certain limited exceptions. The Sponsor and certain executive officers and directors have agreed to waive their redemption rights with respect to the Class A ordinary shares included in the Novator private placement units.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated March 3, 2021, by and between the Company and Barclays Capital Inc., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 3, 2021, by and among the Company, its executive officers and its directors.
10.2	Investment Management Trust Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 3, 2021, by and among the Company and certain of the Company's executive officers and directors.
10.4	Private Placement Warrants Purchase Agreement, dated March 3, 2021, by and between the Company and certain of the Company's executive officers and directors.
10.8	Administrative Services Agreement, dated March 3, 2021, by and between the Company and Novator Capital Sponsor Ltd.

10.9	Private Placement Units Purchase Agreement, dated March 3, 2021, by and between the Company, Novator Capital Sponsor Ltd., and certain executive officers and directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2021	AURORA ACQUISITION CORP.

	By:	/s/ Arnaud Massenet
Name: Arnaud Massenet
Title: Chief Executive Officer